UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants, each exercisable for one tenth (1/10th) share of Common Stock at an exercise price of $1.15 per one tenth (1/10th) share	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2021, the Board of Directors (the “Board”) of Landsea Homes Corporation (the “Company”) appointed Trenton Schreiner, age 53, to serve as the Chief Accounting Officer of the Company. Mr. Schreiner will continue to serve as Senior Vice President of Accounting of the Company, a position he has held since January of 2021, and will oversee accounting and financial forecasting for the Company. Mr. Schreiner has over 28 years of experience in the homebuilding industry, with extensive experience in all accounting and financial aspects of homebuilding. He previously served as Vice President of Finance of the Company’s Arizona division from January 2020 to January 2021. Prior to that time, he served as Director of Finance at Garrett Walker Homes from June 2013 to January 2020, as Regional Financial Analyst Manager at K. Hovnanian Homes from January 2010 to June 2013, as Controller at D.R. Horton Inc. from July 2001 to January 2010, and as Accounting Manager/Accounting Clerk at Beazer Homes from August 1992 to July 2001. Mr. Schreiner graduated from Arizona State University and holds a Bachelor of Science in Accounting.

No material plan, contract, or arrangement was entered into or materially amended in connection with Mr. Schreiner’s appointment as Chief Accounting Officer of the Company, and there was no grant or award to Mr. Schreiner or modification thereto under any such plan, contract, or arrangement in connection with his appointment as the Company’s Chief Accounting Officer. Mr. Schreiner has (i) no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer; (ii) is not a party to any related person transaction with the Company; and (iii) has no arrangements or understandings with any other person pursuant to which he was appointed as Chief Accounting Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: January 27, 2021	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: EVP, Chief Legal Officer and Secretary

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